Donald E. Morel
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Barclays 2010 Global Healthcare Conference
Miami, FL
March 24, 2010

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,”
“expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement. You should bear this in mind as you consider forward-looking statements. A non-exclusive list of important factors that may affect future results may be found in West’s filings with the Securities and
Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Forward Looking Statements

Corporate Profile
• For more than eighty years, a
 global leader in the development
 and manufacturing of
 components and systems
 for injectable drug delivery
 – Vial closure systems
 – Prefillable syringe components
 – Components for diagnostics
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems
• Market capitalization $1.4 billion
• Diverse, stable customer base
• Global footprint

Devices
Proprietary Products

West Pharmaceutical Services Today
● 32 plants in 10 countries
● 34 sales offices
● 7 technical centers
6,000 employees worldwide

• Challenges:
 – Adverse effects of pension expense, currency effects
 – Recession impacted customer order patterns
 • Tighter cost, working capital and inventory management
 • Some major programs delayed or cancelled
 – First half sales declines
• Full year revenues grew by 3.5 % excluding currency
 – H1N1-related sales growth
 – Customer cyclical inventory adjustments moderating
 – Year end backlog at highest level in recent quarters
• Pharma mergers and consolidation
• Key developments:
 – Validated Daikyo Crystal Zenith 1ml single cavity manufacturing cell
 • Four cavity cell installed late Q4; commercial production should start Q3 2010
 – Plastef acquisition completed
 – Officially opened China Plastics facility
 – Announced plans to restructure and re-align operating segments in Q4
2009 in Retrospect

2009 Revenue Growth vs. Prior Year Period
by Business Segment

• Ex-Currency, Growth was:
 $ 32.2 Revenue (13.2%)
 $ 10.2 Gross Profit (14.7%)
 $ 2.2 Adjusted Operating Profit (7.9%)
• Currency translation added:
 $ 16.3 Revenue
 $ 4.1 Gross Profit
 $ 1.8 Operating Profit
• Major Changes:
 – H1N1-related, prefillable component,
 and metal seal sales
 – Lower relative SG&A costs

Sales and Income from Continuing Operations
($ in millions)

• Global economic conditions remain soft, but show
 signs of improvement
• Analyzing future impact of US healthcare
 legislation
• Global pharmaceutical revenue growth projected to
 be 4-6% (per IMS) on modest unit growth
 • North America growth projected at 4.5 - 5.5%
 • Europe growth moderate 2-4%
 • Emerging economies should grow > 10% (India, China, Brazil)
• Return to more normalized order patterns
• Further consolidation - e.g Teva - Ratiopharm
2010 Business Environment

2010 Expectations and Milestones
• Revenue Growth: 3% to 5% (excluding currency)
 – Consolidated revenues: $1,090 - $1,120 million1
• Consolidated Gross Margin of 30.5%
• Adjusted Diluted2 EPS: $2.19 to $2.39
• Validate new Daikyo CZ production cell
• Secure first Daikyo CZ commercial program
• Break ground on China rubber facility
1. The principal currency assumption in these estimates is for the translation of the Euro at $1.40 for
 2010.
2. “Adjusted Diluted EPS” refers to earnings per share excluding expected restructuring charges of between $0.02 and $0.04 per share.

Pharmaceutical Packaging Systems (How drugs are contained)
Primary Container Solutions
Pharmaceutical Delivery Systems (How drugs are administered)
Administration Systems
Business Unit Re-alignment
 • Safety systems (NovaGuard, Eris)
 • Reconstitution systems -
 MediMop
 • CZ prefillable syringe systems
 • Advanced Injection Systems
 (Confidose)
 • Tech Group Contract
 Manufacturing
 • Small volume parenteral
 packaging
 • Large volume parenteral
 packaging
 • Prefillable syringe components
 • Disposable medical device
 components
 • Diagnostic, dental, veterinary
 packaging

Five-Year Growth Opportunity
$2 billion combined markets for safety,
prefilled and auto-injectors, with unit
growth 6-12%, depending on product and
therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $0.6 billion
 • Projected 2014 Operating margin: 20%
$1.5 billion market for components with unit
growth 0% to 8% per year, depending on
product and therapeutic segment
Strategic Planning Goals:
 • Projected 2014 sales of $1.0 billion
 • Projected 2014 Operating margin: 20%
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 Consolidated 2014 Planning Objectives
 • 2014 Sales: $1.6 billion
 • 2014 Operating Margin: 19%
 • 2014 Consolidated ROIC: 17%

Long Term Business Drivers
• Demographics
• Growth in Biologics & Vaccines
• Requirement for easy, safe,
 accurate dosing
• Combination product growth
• Generic growth
• Increasing global access to
 advanced healthcare
West supplies sophisticated
packaging systems for the top 20
biologic drugs (by sales) currently
on the market.

Therapeutic Category Drivers
Category	Key Customers	Projected Growth
Diabetes		8 - 10%
Oncology		6 - 8%
Vaccines		4 - 6%
Autoimmune		6 - 8%

Our Growth Strategy
 West’s Competitive Advantages:
 • Unmatched expertise in drug -
 material interactions
 • Market leader in packaging for
 biologics
 • Protected IP: Proprietary materials
 and processing technology - Drug
 Master File (DMF) 1546
 • Regulatory barriers to entry:
   US NDAs and ANDAs
  require proof of stability
 • Global technical support
Pharmaceutical Packaging Systems (How drugs are contained)
Primary Container Solutions
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Value Proposition
PROPRIETARY
PRODUCTS
Revenue and
Margin
Opportunity
Disposable Device
Disposable Device
Components
Components
Westar® RS
Mix2Vial®
NovaGuard™
éris™
Westar® RU
Standard
Components
Standard
Components
Consumer
Consumer
Products
Products
Packaging
Delivery

Our Growth Strategy
 • Concentrate on systems for unmet
 market needs
 • Build market share in multi-
 component systems for drug
 administration utilizing Daikyo CZ as
 a platform technology
 • Production supported by existing
 design, multi-material molding, and
 assembly capabilities
 • Expand through innovation and
 strategic technology acquisitions
Pharmaceutical Packaging Systems
Primary Container Solutions
Pharmaceutical Delivery Systems
Administration Systems
 • Therapeutic segment focus
 • Generate incremental value per
 unit
 • Leverage changing regulatory
 environment
 • Optimize manufacturing
 productivity
 • Strategic acquisitions
 • Geographic expansion
 • China
 • India

Pharmaceutical Delivery Systems
Key Programs
Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™ Safety
Needle Device
(luer-lock syringe)
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®
éris™
Safety Needle Device
(fixed-needle syringe)

Management Focus
• Pharmaceutical Packaging Systems
 – Organic growth (on average) of 3-5% per year
 – Margin expansion through improved operating efficiency, product mix
 – Capital investments targeted at enhanced quality and value
• Pharmaceutical Delivery Systems
 – Deliver the potential of Daikyo CZ products
 – Increase healthcare-consumable contract manufacturing revenue
 – Grow proprietary safety and delivery system businesses
• Financial discipline
 – Operating cash flow: Discretionary SG&A, R&D and capital spending that are supported by revenue growth.
 – Deliver returns on invested capital (“ROIC”) that regularly exceed weighted average cost of capital (“WACC”).
 – Align incentives with financial performance and value creation

Summary
• A valuable franchise
 – Substantial market share
 – Proprietary technology
 – Diversified Customer Base
 – Global footprint
• Positioned to grow
 – Strength in new product
 pipeline
 – Preferred products for
 biologics
• With the financial strength to
 invest
 – Reliable operating cash
 flow
 – Balance sheet strength
• Led by an experienced
 management team
 – Aligned incentives
Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe Systems
Safety and
Administration Systems

Donald E. Morel
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
Barclays 2010 Global Healthcare Conference
Miami, FL
March 24, 2010

NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.